CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Other comprehensive (loss) income:
Income tax expense (benefit) on translation adjustments on net investment hedge	$ 20.3	$ (5.4)	$ (4.8)
Income tax expense (benefit) on unrealized gain (loss) on investments	2.1	(2.3)	1.1
Income tax expense (benefit) on defined benefit pension plans and retiree health care plan	$ (8.6)	$ 5.2	$ (4.3)